UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported)                                                                   November 9, 2005

Intrado Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

000-29678	84-0796285
(Commission File Number)	(IRS Employee Identification No.)

1601 Dry Creek Drive, Longmont, Colorado

80503

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code                                                           (720) 494-5800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On November 9, 2005, Stephen O. James sent a letter to Stanley P. Gold of Shamrock Capital Advisors, Inc..  The full text of Mr. James’ letter is attached as Exhibit 20.1 to this report.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report of Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intrado Inc.
(Registrant)

Date: November 10, 2005	By:	/s/ Michael D. Dingman, Jr.
Michael D. Dingman, Jr. Chief Financial Officer